UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  April 22, 2025

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-36518	XPLR INFRASTRUCTURE, LP	30-0818558
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	XIFR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)XPLR Infrastructure, LP (XPLR) held its 2025 Annual Meeting of Unitholders (2025 Annual Meeting) on April 22, 2025. At the 2025 Annual Meeting, XPLR's unitholders elected all of XPLR's nominees for director and approved two proposals. The proposals are described in detail in XPLR's definitive proxy statement on Schedule 14A for the 2025 Annual Meeting (Proxy Statement), filed with the Securities and Exchange Commission on March 5, 2025. The voting results below reflect any applicable voting limitations and cutbacks as described in the Proxy Statement.

(b)The final voting results with respect to each proposal voted upon at the 2025 Annual Meeting are set forth below.

Proposal 1

XPLR's unitholders elected each of the four nominees to the board of directors of XPLR until the next annual meeting of unitholders by a majority of the votes cast, as set forth below:

	FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Susan D. Austin	32,013,820	85.9%	5,250,415	350,444	31,617,530
Robert J. Byrne	32,064,642	86.1%	5,195,451	354,586	31,617,530
John W. Ketchum	24,755,500	66.4%	12,514,954	344,225	31,617,530
Peter H. Kind	32,246,567	86.5%	5,018,565	349,547	31,617,530

Without giving effect to the voting limitations and cutbacks that apply to the election of directors as described in the Proxy Statement, the percent of the votes cast FOR Ms. Austin would have been 96.5%, FOR Mr. Byrne would have been 96.6%, FOR Mr. Ketchum would have been 91.8% and FOR Mr. Kind would have been 96.7%.

Proposal 2

XPLR's unitholders ratified the appointment of Deloitte & Touche LLP as XPLR's independent registered public accounting firm for 2025, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
156,599,166	98.1%	2,991,968	505,705	—

Proposal 3

XPLR's unitholders approved, by non-binding advisory vote, XPLR's compensation of its named executive officers as disclosed in the Proxy Statement, as set forth below:

FOR	% VOTES CAST FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
116,004,263	90.8%	11,720,686	754,360	31,617,530

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 24, 2025

XPLR INFRASTRUCTURE, LP
(Registrant)

DAVID FLECHNER
David Flechner Corporate Secretary